UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 22, 2000

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
         (State or other jurisdiction of incorporation or organization)


       33-2128-D                                        84-1062062
       ---------                                        ----------
(Commission File Number)                   (IRS Employer Identification Number)


                          c/o Richard Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 4.           Changes in Registrant's Certifying Accountant

On June 15, 2000, Kelly's Coffee Group, Inc. was notified by HJ & Associates, L.L.C. f/k/a Jones, Jensen, and Company, L.L.C. ("HJ") of their resignation as the principal accountant engaged to audit the Company's financial statements. As of the date of this filing, the Company has not retained an accounting firm to replace HJ. The Company will file a separate Form 8-K once an accountant is retained.

The audit reports of HJ on the Company's financial statements for the fiscal year ending February 29, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports included an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal year ending February 29, 2000 and the subsequent interim periods through June 15, 2000, the date of termination, the Company had no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused HJ to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending February 29, 2000, and the subsequent interim period through June 15, 2000, the date of termination, and prior to such appointment, the Company did not consult with another auditor regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult another auditor in respect to these matters during that time.

The Company provided HJ with a copy of this report prior to filing it with the SEC. The Company requested that HJ furnish the Company with a letter to the SEC stating whether HJ agrees with the above statements. A copy of that letter dated June 21, 2000 is filed as Exhibit 1 to this Form 8-K.

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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

     a)   Letter from HJ & Associates,  L.L.C. dated June 21, 2000,  relating to
          its  resignation  as  the  Registrant's   independent   auditors  (SEC
          Reference Number 16).


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kelly's Coffee Group, Inc.

            Signature                                    Date
            ---------                                    ----

By: /s/ Richard Surber                               June 22, 2000
   -------------------------
Name:    Richard Surber
Title:   President











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